Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Expense (Benefit) [Abstract]
INCOME TAXES
INCOME TAXES
Our income (loss) before income taxes consisted of the following:

	Year Ended December 31,
(in millions)	2012	2011	2010
Domestic	$(1,265)	$(437)	$(1,910)
Foreign	(2,842)	1,079	847
	$(4,107)	$642	$(1,063)

The related provision (benefit) for income taxes consisted of the following:

	Year Ended December 31,
(in millions)	2012	2011	2010
Current
Federal	$33	$45	$(83)
State		8	9
Foreign	139	91	125
	172	144	51

Deferred
Federal	(204)	86	(25)
State	(7)	(8)	(4)
Foreign		(21)	(20)
	(211)	57	(49)
	$(39)	$201	$2

The reconciliation of income taxes at the federal statutory rate to the actual provision (benefit) for income taxes is as follows:

	Year Ended December 31,
	2012	2011	2010
U.S. federal statutory income tax rate	(35.0)%	35.0%	(35.0)%
State income taxes, net of federal benefit	(0.2)%	0.5%	0.3%
State law changes on deferred tax		(1.2)%
Effect of foreign taxes	(3.7)%	(63.7)%	(20.4)%
Non-deductible acquisition expenses		(1.9)%
Research credit		(3.4)%	(6.0)%
Valuation allowance	0.3%	(2.9)%	2.5%
Divestitures		25.4%
Goodwill impairment charges	36.4%	38.0%	59.8%
Non-deductible expenses	0.1%	5.7%	1.8%
Other, net	1.1%	(0.2)%	(2.8)%
	(1.0)%	31.3%	0.2%

We had net deferred tax liabilities of $1.237 billion as of December 31, 2012 and $1.379 billion as of December 31, 2011. Gross deferred tax liabilities of $2.310 billion as of December 31, 2012 and $2.373 billion as of December 31, 2011 relate primarily to intangible assets acquired in connection with our prior acquisitions. Gross deferred tax assets of $1.073 billion as of December 31, 2012 and $994 million as of December 31, 2011 relate primarily to the establishment of inventory and product-related reserves; litigation, product liability and other reserves and accruals; stock-based compensation; net operating loss carryforwards and tax credit carryforwards; and the federal benefit of uncertain tax positions. In light of our historical financial performance and the extent of our deferred tax liabilities, we believe we will recover substantially all of these assets.

We reduce our deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that we will not realize some portion or all of the deferred tax assets. We consider relevant evidence, both positive and negative, to determine the need for a valuation allowance. Information evaluated includes our financial position and results of operations for the current and preceding years, the availability of deferred tax liabilities and tax carrybacks, as well as an evaluation of currently available information about future years.
Significant components of our deferred tax assets and liabilities are as follows:

	As of December 31,
(in millions)	2012	2011
Deferred Tax Assets:
Inventory costs, intercompany profit and related reserves	$136	$181
Tax benefit of net operating loss and credits	497	440
Reserves and accruals	300	232
Restructuring-related charges and purchased research and development	13	20
Litigation and product liability reserves	48	53
Unrealized gains and losses on derivative financial instruments		22
Investment write-down	13	38
Stock-based compensation	171	219
Federal benefit of uncertain tax positions	157	141
Other	54	10
	1,389	1,356
Less valuation allowance	(316)	(362)
	1,073	994
Deferred Tax Liabilities:
Property, plant and equipment	101	118
Unrealized gains and losses on derivative financial instruments	21
Intangible assets	2,187	2,241
Other	1	14
	2,310	2,373
Net Deferred Tax Liabilities	$1,237	$1,379

Our deferred tax assets and liabilities are included in the following locations within our accompanying consolidated balance sheets (in millions):

	Location in	As of December 31,
Component	Balance Sheet	2012	2011
Current deferred tax asset	Deferred income taxes	$433	$458
Non-current deferred tax asset	Other long-term assets	54	31
Deferred Tax Assets		487	489
Current deferred tax liability	Other current liabilities	11	3
Non-current deferred tax liability	Deferred income taxes	1,713	1,865
Deferred Tax Liabilities		1,724	1,868
Net Deferred Tax Liabilities		$1,237	$1,379

As of December 31, 2012, we had U.S. tax net operating loss carryforwards, capital loss and tax credits, the tax effect of which was $184 million, as compared to $69 million as of December 31, 2011. In addition, we had foreign tax net operating loss carryforwards and tax credits, the tax effect of which was $341 million as of December 31, 2012, as compared to $371 million as of December 31, 2011. These tax attributes will expire periodically beginning in 2013. After consideration of all positive and negative evidence, we believe that it is more likely than not that a portion of the deferred tax assets will not be realized. As a result, we established a valuation allowance of $316 million as of December 31, 2012 and $362 million as of December 31, 2011. The decrease in the valuation allowance as of December 31, 2012, as compared to December 31, 2011, is attributable primarily to foreign net operating losses written off during the year, offset by a change in judgment related to expected ability to realize certain deferred tax assets. The income tax impact of the unrealized gain or loss component of other comprehensive income was a charge of $43 million in 2012, benefit of $1 million in 2011, and a benefit of $16 million in 2010.
We do not provide income taxes on unremitted earnings of our foreign subsidiaries where we have indefinitely reinvested such earnings in our foreign operations. We do not believe it is practical to estimate the amount of income taxes payable on the earnings that are indefinitely reinvested in foreign operations. Unremitted earnings of our foreign subsidiaries that we have indefinitely reinvested in foreign operations were $11.041 billion as of December 31, 2012 and $10.346 billion as of December 31, 2011.

As of December 31, 2012, we had $1.052 billion of gross unrecognized tax benefits, of which a net $902 million, if recognized, would affect our effective tax rate. As of December 31, 2011, we had $987 million of gross unrecognized tax benefits, of which a net $847 million, if recognized, would affect our effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	Year Ended December 31,
	2012	2011	2010
		(restated)
Beginning Balance	$987	$965	$1,038
Additions based on positions related to the current year	54	104	55
Additions based on positions related to prior years	43	8	44
Reductions for tax positions of prior years	(27)	(72)	(124)
Settlements with taxing authorities	(1)	(3)	(35)
Statute of limitation expirations	(4)	(15)	(13)
Ending Balance	$1,052	$987	$965

We are subject to U.S. Federal income tax as well as income tax of multiple state and foreign jurisdictions. We have concluded all U.S. federal income tax matters through 2000 and substantially all material state, local and foreign income tax matters through 2001.
We have received Notices of Deficiency from the IRS reflecting proposed audit adjustments for Guidant Corporation for its 2001 through 2006 tax years and Boston Scientific Corporation for its 2006 and 2007 tax years. Subsequent to issuing these Notices, the IRS conceded a portion of its original assessment. The total incremental tax liability now asserted by the IRS for the applicable periods is $1.162 billion plus interest. The primary issue in dispute for all years is the transfer pricing in connection with the technology license agreements between domestic and foreign subsidiaries of Guidant. In addition, the IRS has proposed adjustments in connection with the financial terms of our Transaction Agreement with Abbott Laboratories pertaining to the sale of Guidant's vascular intervention business to Abbott in April 2006. We do not agree with the transfer pricing methodologies applied by the IRS or its resulting assessment and we believe that the IRS has exceeded its authority by attempting to adjust the terms of our negotiated third-party agreement with Abbott. In addition, we believe that the IRS positions with regard to these matters are inconsistent with the applicable tax laws and the existing Treasury regulations.
We believe we have meritorious defenses for our tax filings and we have filed, or will timely file, petitions with the U.S. Tax Court contesting the Notices of Deficiency for the tax years in challenge. No payments on the net assessment would be required until the dispute is definitively resolved, which, based on experiences of other companies, could take several years. We believe that our income tax reserves associated with these matters are adequate and the final resolution will not have a material impact on our financial condition or results of operations. However, final resolution is uncertain and could have a material impact on our financial condition or results of operations.

We recognize interest and penalties related to income taxes as a component of income tax expense. We had $364 million accrued for gross interest and penalties as of December 31, 2012 and $313 million as of December 31, 2011. The increase in gross interest and penalties was the result of $51 million recognized in our consolidated statements of operations. We recognized $34 million of interest and penalties related to income taxes in 2012, released $18 million in 2011 and recognized $14 million in 2010.
It is reasonably possible that within the next 12 months we will resolve multiple issues including transfer pricing and transactional related issues with foreign, federal and state taxing authorities, in which case we could record a reduction in our balance of unrecognized tax benefits of up to $20 million